This is filed pursuant to Rule 497(c).
File Nos. 002-63315 and 811-02889.

-------------------------------------------------------------------------------
                                 YIELD MESSAGES
 For current recorded yield information on Alliance Government Reserves, call on a touch-tone tele-phone toll-free (800) 251-0539 and press the following sequence of keys: [1] [#] [1] [#] [2] [5] [#]. For non-touch-tone telephones, call toll-free (800) 221-9513.
--------------------------------------------------------------------------------

  Alliance Government Reserves (the "Fund") is a series of Alliance Government Reserves, a diversified, open-end investment company. The Fund is a money market fund with investment objectives of safety, liquidity and income. This prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please retain it for future reference.

  AN INVESTMENT IN THE FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  A "Statement of Additional Information," dated November 1, 1996, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 7.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 (R)This registered service mark used under license from the owner, Alliance Capital Management L.P.
-------------------------------------------------------------------------------
 CONTENTS
 --------

  Expense Information.......................................................   2
  Financial Highlights......................................................   2
  Introduction..............................................................   3
  Investment Objectives and Policies........................................   4
  Purchase and Redemption of Shares.........................................   5
  Additional Information....................................................   6

--------------------------------------------------------------------------------
 ALLIANCE
 GOVERNMENT
 RESERVES
--------------------------------------------------------------------------------

ALLIANCE CAPITAL LOGO APPEARS HERE

 PROSPECTUS
 NOVEMBER 1, 1996

 ALC25PRO6
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              EXPENSE INFORMATION
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

  Management Fees.........................................................  .48%
  12b-1 Fees..............................................................  .25
  Other Expenses..........................................................  .27
                                                                           ----
  Total Fund Operating Expenses........................................... 1.00%

EXAMPLE

                                                                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                                                    ------ ------- ------- --------
You would pay the following expenses on a $1,000 investment, assuming a 5%
  annual return (cumulatively through the end of each time period):                 $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR (AUDITED)
-------------------------------------------------------------------------------

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                      YEAR ENDED JUNE 30,
                                         ---------------------------------------------------------------------------------------
                                          1996    1995     1994     1993     1992     1991     1990     1989     1988     1987
                                         ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, beginning of period...  $ 1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                         ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................   .0461    .0439    .0244    .0256    .0421    .0640    .0765    .0774   0.0612   0.0541
Net realized gain on investments            -0-      -0-      -0-    .0001      -0-      -0-    .0001      -0-      -0-      -0-
                                         ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase in net assets from
 operations............................   .0461    .0439    .0244    .0257    .0421    .0640    .0766    .0774   0.0612   0.0541
                                         ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS: DISTRIBUTIONS
Dividends from net investment income...  (.0461)  (.0439)  (.0244)  (.0256)  (.0421)  (.0640)  (.0765)  (.0774) (0.0612) (0.0541)
Distributions from net realized gains..     -0-      -0-      -0-   (.0001)     -0-      -0-   (.0001)     -0-      -0-      -0-
                                         ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total dividends and distributions......  (.0461)  (.0439)  (.0244)  (.0257)  (.0421)  (.0640)  (.0766)  (.0774) (0.0612) (0.0541)
                                         ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of period.........  $ 1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                         ======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURNS
Total investment return based on:
 Net asset value(a)....................    4.72%    4.48%    2.48%    2.60%    4.30%    6.61%    7.96%    8.04%    6.31%    5.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)..  $3,205   $2,514   $2,061   $1,783   $1,572   $1,070     $584     $522     $315     $260
Ratio to average net assets of:
Expenses, net of waivers and
 reimbursements........................    1.00%    1.00%    1.00%    1.00%     .95%     .89%     .88%     .88%     .80%     .95%
Expenses, before waivers and
 reimbursements........................    1.01%    1.05%    1.04%    1.02%     .97%     .93%     .98%     .98%     .90%    1.05%
Net investment income(b)...............    4.60%    4.42%    2.46%    2.55%    4.17%    6.28%    7.65%    7.86%    6.13%    5.41%

-----------------------------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.
-------------------------------------------------------------------------------

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 4.38%, equivalent to an effective yield of 4.48%. Ab-sent such reimbursement, the annualized yield for such period would have been 4.29%, equivalent to an effective yield of 4.38%.

ALLIANCE GOVERNMENT RESERVES  .  .  .  .  . with investment objectives of
----------------------------

                          SAFETY . LIQUIDITY . INCOME


  We seek safety for the Fund by investing in a diversified list of U.S. Government securities which are selected for their liquidity and stability of principal. Liquidity of the investment portfolio is increased even more by our emphasis on short-term issues. Specifically, at the time of investment no security purchased can have a maturity exceeding one year, which maturity may extend to 397 days, and the average maturity of the portfolio cannot exceed 90 days.

  The short average maturity of the portfolio enhances our ability to maintain the Fund's share price at $1.00--this, in turn, provides both stability of value and liquidity to you and your fellow shareholders.

  Our professional investment managers seek the maximum current income for the Fund that is consistent with safety and maintenance of liquidity. In addition to their knowledge and experience with money markets, our managers obtain yield advantages for the Fund by making many security purchases in especially large amounts such as $1 million and multiples thereof. Persons investing for themselves usually cannot exploit such money market opportunities due to the large investment sizes required.

 WHO SHOULD INVEST IN THE FUND?

  The Fund is designed for individuals, brokers, institutions, advisers, custodians, charities, fiduciaries, or corporations who can benefit from high money market income--and who place value on an investment having the extra safety implicit in a portfolio containing U.S. Government securities. The Fund also is suitable for persons and entities seeking an investment having liquidity, stability, simplicity, and convenience. Investors using the Fund avoid certain mechanical burdens that they would incur by investing in money markets directly, such as monitoring of maturity dates, safeguarding of receipts and deliveries, and the maintenance of tax information and other records.


          MAJOR FEATURES AND SERVICES OF ALLIANCE GOVERNMENT RESERVES

  No withdrawal fees or penalties       Free check-writing ($100 minimum per
  Low-expense Distribution Plan         check)
   (.25 of 1% maximum annual rate)      Free institutional record-keeping serv-
  Daily compounding of dividends        ices
  First-day income for investments      IRA, SEP, 403 (b) (7) and employer-
  Same-day funds for withdrawals         sponsored retirement plans
                                        Low investment minimums

-------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

 The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities of the types described in the succeeding paragraph, all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. The Fund may not change this policy or the "other fundamental investment policies" described in a separate section below without shareholder approval. The Fund may, without such approval, create additional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

MONEY MARKET SECURITIES

 The securities in which the Fund invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund.

 The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objectives and Policies."

OTHER FUNDAMENTAL INVESTMENT POLICIES

 To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and it will not purchase any investment while any such borrowings exist; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings.

-------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Account Executive to open an account in the Fund in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

  Mail or deliver your check made payable to your brokerage firm to your Account Executive who will deposit it into your brokerage account. Please indicate your account number on the check.

B. BY SWEEP

  Your brokerage firm may offer an automatic "sweep" for the Fund in the operation of brokerage cash accounts for its customers. Contact your Account Executive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

  With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is no additional charge for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 B. BY SWEEP

  If your brokerage firm offers an automatic sweep service, the sweep will automatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

  If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

  For more information on the purchase and redemption of Fund shares, as well as shareholder services, see the Statement of Additional Information.

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (New York time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 7 of this prospectus. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, proceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each account. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermediaries may maintain their own minimums. The Fund imposes a service charge upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts. Accounts not maintained through a financial intermediary are notified of low balances and required to increase their balance or be subject to liquidation of their account. See the Statement of Additional Information for further information.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is determined each business day at 4:00 p.m. (New York time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account. As such addi-tional shares are entitled to dividends on following days, a compounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under an Advisory Agreement to provide investment advice and, in general, to conduct the Fund's management and investment program, subject to the general supervision and control of the Trustees of the Fund. For the fiscal year ended June 30, 1996, the Fund paid the Adviser at an annual rate of .48 of 1% of the average daily value of the Fund's net assets.

 Under a Distribution Services Agreement (the "Agreement"), the Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the fiscal year ended June 30, 1996, the Fund paid the Adviser at an annual rate of .24 of 1% of the average daily value of the Fund's net assets. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Company, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc. P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is a series of Alliance Government Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other series, Alliance Treasury Reserves, are offered by a separate prospectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in

December 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that affect both series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.


                               ----------------

 TRUSTEES
  Dave H. Williams, Chairman
  John D. Carifa
  Sam Y. Cross
  Charles H. P. Duell
  William H. Foulk, Jr.
  Elizabeth J. McCormack
  David K. Storrs
  Shelby White

 OFFICERS
  Ronald M. Whitehill, President
  John R. Bonczek, Senior Vice President
  Kathleen A. Corbet, Senior Vice President
  Robert I. Kurzweil, Senior Vice President
  Wayne D. Lyski, Senior Vice President
  Patricia Netter, Senior Vice President
  Ronald R. Valeggia, Senior Vice President
  Drew Biegel, Vice President
  John F. Chiodi, Jr., Vice President
  Doris T. Ciliberti, Vice President
  William J. Fagan, Vice President
  Joseph R. LaSpina, Vice President
  Linda D. Neil, Vice President
  Raymond J. Papera, Vice President
  Pamela F. Richardson, Vice President
  Mark D. Gersten, Treasurer & Chief Financial Officer
  Edmund P. Bergan, Jr., Secretary

This is filed pursuant to Rule 497(c).
File Nos. 002-63315 and 811-02889.

--------------------------------------------------------------------------------
                                 YIELD MESSAGES

 For current recorded yield information on Alliance Treasury Reserves, call on a touch-tone telephone toll-free (800) 251-0539 and press the following sequence of keys:[_]1[_]#[_]1[_]#[_]9[_]0[_]#. For non-touch-tone telephones, call toll-free (800) 221-9513.
--------------------------------------------------------------------------------

   Alliance Treasury Reserves (the "Fund") is a series of Alliance Government Reserves, a diversified, open-end investment company. The Fund is a money market fund with investment objectives of safety, liquidity and income. This prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please retain it for future reference.

   AN INVESTMENT IN THE FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED
 BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   A "Statement of Additional Information," dated November 1, 1996, which provides a further discussion of certain areas in this prospectus and other matters and which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 7.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 (R)This registered service mark used under license from the owner, Alliance Capital Management L.P.
--------------------------------------------------------------------------------
 CONTENTS
 --------
 Expense Information.......................................................   2
 Financial Highlights......................................................   2
 Introduction..............................................................   3
 Investment Objectives and Policies........................................   4
 Purchase and Redemption of Shares.........................................   5
 Additional Information....................................................   6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ALLIANCE
 TREASURY
 RESERVES



--------------------------------------------------------------------------------






  [ALLIANCE CAPITAL LOGO APPEARS HERE]





 Prospectus
 November 1, 1996



 ALC90PRO6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

    The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

    Management Fees.......................................................  .50%
    12b-1 Fees............................................................  .25
    Other Expenses........................................................  .25
                                                                           ----
    Total Fund Operating Expenses......................................... 1.00%

EXAMPLE

                                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                           ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming a
 5% annual return (cumulatively through the end of each time period):       $10       $32       $55      $122

    The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS.  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)
--------------------------------------------------------------------------------
    The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                         SEPTEMBER 1, 1993(A)
                                                              YEAR ENDED    YEAR ENDED         THROUGH
                                                             JUNE 30, 1996 JUNE 30, 1995    JUNE 30, 1994
                                                             ------------- ------------- --------------------
Net asset value, beginning of period.......................    $   1.00      $   1.00         $  1.00
                                                               --------      --------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........                                    .0466         .0460            0.260
                                                               --------      --------          -------
LESS: DISTRIBUTIONS
Dividends from net investment income.......................      (.0466)       (.0460)          (.0260)
                                                               --------      --------          -------
Net asset value, end of period...........................      $   1.00      $   1.00          $  1.00
                                                               ========      ========          =======
TOTAL RETURNS
Total investment return based on: net asset value (b)......        4.77%         4.71%            3.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...................      $700,558      $493,702          $80,720
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements..............          .81%          .69%             .28%(c)
 Expenses, before waivers and reimbursements..............         1.05%         1.05%            1.28%(c)
 Net investment income (d)....                                     4.64%         4.86%            3.24%(c)

-------------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.
                                ---------------
    From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 4.37%, equivalent to an effective yield of 4.47%. Absent such reimbursement, the annualized yield for such period would have been 4.19%, equivalent to an effective yield of 4.28%.

ALLIANCE TREASURY RESERVES  .  .  .  .  . with investment objectives of


                          SAFETY . LIQUIDITY . INCOME


   We seek safety for the Fund by investing in issues of the U.S. Trea-sury and repurchase agreements pertaining to such issues which are se-lected for their liquidity and stability of principal. Liquidity of the investment portfolio is increased even more by our emphasis on short-term issues. Specifically, at the time of investment no security purchased can have a maturity exceeding 397 days, and the average ma-turity of the portfolio cannot exceed 90 days.


   The short average maturity of the portfolio enhances our ability to maintain the Fund's share price at $1.00--this, in turn, provides both stability of value and liquidity to you and your fellow shareholders.


   Our professional investment managers seek the maximum current income for the Fund that is consistent with safety and maintenance of liquid-ity. In addition to their knowledge and experience with money markets, our managers obtain yield advantages for the Fund by making many secu-rity purchases in especially large amounts such as $1 million and mul-tiples thereof. Persons investing for themselves usually cannot ex-ploit such money market opportunities due to the large investment sizes required.


 WHO SHOULD INVEST IN THE FUND?

   The Fund is designed for individuals, brokers, institutions, advis-ers, custodians, charities, fiduciaries, or corporations who can bene-fit from high money market income--and who place value on an invest-ment having the extra safety implicit in a portfolio containing U.S. Treasury securities. The Fund also is suitable for persons and enti-ties seeking an investment having liquidity, stability, simplicity, and convenience. Investors using the Fund avoid certain mechanical burdens that they would incur by investing in money markets directly, such as monitoring of maturity dates, safeguarding of receipts and de-liveries, and the maintenance of tax information and other records.



           MAJOR FEATURES AND SERVICES OF ALLIANCE TREASURY RESERVES

  No withdrawal fees or penalties       Free check-writing ($100 minimum per
  Low-expense Distribution Plan         check)
   (.25 of 1% maximum annual rate)      Free institutional record-keeping
  Daily compounding of dividends        services
  First-day income for investments      IRA, SEP, 403 (b) (7) and employer-
  Same-day funds for withdrawals         sponsored retirement plans
                                        Low investment minimums

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
    The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the ex-tent consistent with the first two objectives. As a matter of fundamental poli-cy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities of the types described in the succeeding paragraph, all of which at the time of investment have remaining maturities of 397 days. The Fund may not change its investment objectives or the "other fundamental invest-ment policies" described in a separate section below without shareholder ap-proval. The Fund may, without such approval, create additional classes of shares in order to establish portfolios which may have different investment ob-jectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.


MONEY MARKET SECURITIES

    The securities in which the Fund invests are: (1) issues of the U. S. Trea-sury, such as bills, certificates of indebtedness, notes and bonds; and (2) re-purchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary deal-ers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the mar-ket value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities. Delivery and payment for when-issued securities takes place after the transaction date. The payment amount and the interest rate that will be received on the securities are fixed on the transaction date. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund.

    The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, qual-ity and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information un-der "Investment Objectives and Policies."


OTHER FUNDAMENTAL INVESTMENT POLICIES

    To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via enter-ing into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemp-tion requests, if they should occur; such borrowings may not be used to pur-chase investments and it will not purchase any investment while any such borrowings exist; or (2) pledge, hypothecate or in any manner transfer, as se-curity for indebtedness, its assets except to secure such borrowings.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

    Instruct your Account Executive to open an account in the Fund in conjunction with your brokerage account.


SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

    Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

    Your brokerage firm may offer an automatic "sweep" for the Fund in the opera-tion of brokerage cash accounts for its customers. Contact your Account Execu-tive to determine if a sweep is available and what the sweep parameters are.


REDEMPTIONS

 A. BY CHECKWRITING

    With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is no additional charge for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.


 B. BY SWEEP

    If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your cash account for any reason.



OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

    If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

    For more information on the purchase and redemption of Fund shares, as well as shareholder services, see the Statement of Additional Information.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (New York time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and divid-ing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

    TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

    During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such diffi-culty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 7 of this prospectus. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably be-lieves to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

    If your Fund shares are not maintained through a financial intermediary, proceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption re-quest during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

    MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each account. These minimums do not apply to shareholder accounts maintained through broker-age firms or other financial institutions, as such financial intermediaries may maintain their own minimums. The Fund imposes a service charge upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts. Accounts not maintained through a financial in-termediary are notified of low balances and required to increase their balance or be subject to liquidation of their account. See the Statement of Additional Information for further information.

    DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

    For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as or-dinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distribu-tions for the year just ended.

    THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under an Advisory Agreement to provide in-vestment advice and, in general, to conduct the Fund's management and invest-ment program, subject to the general supervision and control of the Trustees of the Fund. For the period ended June 30, 1996, the Fund paid the Adviser at an annual rate of .50 of 1% of the average daily value of the Fund's net assets.

    Under a Distribution Services Agreement (the "Agreement"), the Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the period ended June 30, 1996, the Fund paid the Adviser at an annual rate of .01% of the average daily value of the Fund's net assets. Substantially all such monies (together with significant amounts from the Ad-viser's own resources) are paid by the Adviser to broker-dealers and other fi-nancial intermediaries for their distribution assistance and to banks and other depository institutions for administrative services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administra-tive services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

    The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

    CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Company, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the
Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

    FUND ORGANIZATION. The Fund is a series of Alliance Government Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other series, also named Alliance Government Reserves, are offered by a separate pro-spectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized in October 1984, as a Massachusetts business trust having previously been a Maryland corporation since its forma-tion in December 1978. The Trust's activities are supervised by its Trustees.

Normally, each share of each series is entitled to one vote, and vote as a sin-gle series on matters that affect both series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Fed-eral law. Shareholders have available certain procedures for the removal of Trustees.

    REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

                               ----------------

    TRUSTEES
      Dave H. Williams, Chairman
      John D. Carifa
      Sam Y. Cross
      Charles H. P. Duell
      William H. Foulk, Jr.
      Elizabeth J. McCormack
      David K. Storrs
      Shelby White

    OFFICERS
      Ronald M. Whitehill, President
      John R. Bonczek, Senior Vice President
      Kathleen A. Corbet, Senior Vice President
      Robert I. Kurzweil, Senior Vice President
      Wayne D. Lyski, Senior Vice President
      Patricia Netter, Senior Vice President
      Ronald R. Valeggia, Senior Vice President
      Drew Biegel, Vice President
      John F. Chiodi, Jr., Vice President
      Doris T. Ciliberti, Vice President
      William J. Fagan, Vice President
      Joseph R. LaSpina, Vice President
      Linda D. Neil, Vice President
      Raymond J. Papera, Vice President
      Pamela F. Richardson, Vice President
      Mark D. Gersten, Treasurer & Chief Financial Officer
      Edmund P. Bergan, Jr., Secretary

This is filed pursuant to Rule 497(c).
File Nos. 002-63315 and 811-02889.

                                  ALLIANCE GOVERNMENT RESERVES
(LOGO) (R)

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672


               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1996



                        TABLE OF CONTENTS
                                                             Page

    Investment Objectives and Policies . . . . . . . .          2

    Investment Restrictions . . . . . . .  . . . . . .          5

    Management . . . . . . . . . . . . . . . . . . . .          6

    Purchase and Redemption of Shares  . . . . . . . .         15

    Additional Information . . . . . . . . . . . . . .         19

    Daily Dividends-Determination of Net Asset Value .         21

    Taxes. . . . . . . . . . . . . . . . . . . . . . .         23

    General Information  . . . . . . . . . . . . . . .         23

    Appendix-Commercial Paper and Bond Ratings . . . .        A-1

    Financial Statements . . . . . . . . . . . . . . .        F-1

    Independent Auditor's Report . . . . . . . . . . .





This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1996. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.


(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

               INVESTMENT OBJECTIVES AND POLICIES


     The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days):

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.1 Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

     Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis, that is, delivery and payment for the securities take place after the transaction date, normally within ten days (the Fund will not make any such commitments of more than thirty days). The payment amount and the interest rate that will be received on the securities are fixed on the transaction date. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account, cash, U.S. Government or other appropriate high-grade debt obligations of the Fund having value equal to or greater than such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

     While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary
____________________

1.  As used throughout the Prospectus and Statement of Additional
    Information, the term "assets" shall refer to the Funds total assets.

investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

     Rule 2a-7 under the Act.  The Fund will comply with Rule
2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule.

     Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

     Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

     The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

     The Fund:

     1. May not purchase any security which has a maturity date more than one year2 from the date of the Fund's purchase;

     2. May not purchase securities other than marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

     3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller3 if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;
____________________

2. Which maturity, pursuant to Rule 2a-7, may extend to 397 days.

3. Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

     4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

     5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;

     6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

     7.  May not act as an underwriter of securities.



                           MANAGEMENT


Trustees and Officers

     The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Fund as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered companies sponsored by Alliance Capital Management L.P. (the "Adviser").

Trustees

     DAVE H. WILLIAMS,4  64, Chairman, is Chairman of the Board
of Directors of Alliance Capital Management Corporation
("ACMC"),5 sole general partner of the Adviser with which he has been associated since prior to 1991.
____________________

4.  An "interested person" of the Fund as defined in the Act.

5.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

     JOHN D. CARIFA,6 51, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1991.

     SAM Y. CROSS, 69, was, since prior to December 1991, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

     CHARLES H. P. DUELL, 58, is President of Middleton Place Foundation with which he has been associated since prior to 1991. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

     WILLIAM H. FOULK, JR., 64, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, CT 06831.

     ELIZABETH J. McCORMACK, 74, is an Associate of Rockefeller Family and Associates (philanthropic organization) and has been since prior to 1991. She is a Director of Philip Morris, Inc., Champion International Corporation and The American Savings Bank. She is a Trustee of Hamilton College, and a Member of the Board of Overseers Managers of Swarthmore College and the Memorial Sloan-Kettering Cancer Center. Her address is 30 Rockefeller Plaza, New York, New York 10112.

     DAVID K. STORRS, 52, is an independent consultant. He was formerly President of The Common Fund (investment management for educational institutions) with which he had been since prior to 1991. His address is 65 South Gate Lane, Southport, Connecticut 06490.

     SHELBY WHITE, 58, is an author and financial journalist. Her address is One Sutton Place South, New York, New York 10022.
partner of the Adviser of the same name.

Officers

     RONALD M. WHITEHILL - President, 58, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
____________________

6.  An "interested person" of the Fund as defined in the Act.

Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1991.

     JOHN R. BONCZEK - Senior Vice President, 36, is a Vice
President of ACMC with which he has been associated since prior to 1991.

     KATHLEEN A. CORBET - Senior Vice President, 36, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1991.

     ROBERT I. KURZWEIL - Senior Vice President, 45, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1991.

     WAYNE D. LYSKI - Senior Vice President, 55, is an Executive
Vice President of ACMC with which he has been associated since prior to 1991.

     PATRICIA NETTER - Senior Vice President, 45, is a Vice
President of ACMC with which she has been associated since prior to 1991.

     RONALD R. VALEGGIA - Senior Vice President, 49, is a Senior
Vice President of ACMC with which he has been associated since prior to 1991.

     DREW BIEGEL - Vice President, 45, is a Vice President of
ACMC which he has been associated with since prior to 1991.

     JOHN F. CHIODI, Jr. - Vice President, 30, is a Vice
President of ACMC with which he has been associated since prior to 1991.

     DORIS T. CILIBERTI - Vice President, 32, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1991.

     WILLIAM J. FAGAN - Vice President, 34, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1991.

     JOSEPH R. LASPINA - Vice President, 36, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1991.

     LINDA D. NEIL - Vice President, 36, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1991.

     RAYMOND J. PAPERA - Vice President, 40, is a Vice President of ACMC with which he has been associated since prior to 1991.

     PAMELA F. RICHARDSON - Vice President, 43, is a Vice
President of ACMC with which she has been associated since prior to 1991.

     EDMUND P. BERGAN, Jr. - Secretary, 46, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1991.

     MARK D. GERSTEN - Treasurer and Chief Financial Officer, 46, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") and AFD with which he has been associated since prior to 1991.

     JOSEPH J. MANTINEO - Controller, 37, is a Vice President of
AFS with which he has been associated since prior to 1991.

     As of October 16, 1996, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1996, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                         Total Number
                                        Total            of Funds in the
                                        Compensation     Alliance Fund
                                        from the         Complex Including
                                        Alliance         the Fund, as to
                         Aggregate      Fund Complex,    which the Trustee
Name of Trustee          Compensation   Including        is a Director
of the Fund              from the Fund  the Fund         or Trustee

Dave H. Williams             $-0-         $-0-                    6
John D. Carifa               $-0-         $-0-                   50
Sam Y. Cross                 $2,271       $ 14,250                3
Charles H.P. Duell           $2,271       $ 15,000                3
William H. Foulk, Jr.        $3,000       $143,500               31
Elizabeth J. McCormack       $1,896       $ 12,000                3
David K. Storrs              $2,271       $ 12,000                3
Shelby White                 $2,271       $ 13,500                3

The Adviser

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

    The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of September 30, 1996, 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising more than 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by

AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the Fund

    As of March 1, 1996, AXA and its subsidiaries owned approximately 63.9% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in the Asia Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia Pacific area. Based on information provided by AXA, as of March 1, 1996, 42.1% of the issued ordinary shares (representing 53.4% of the voting power) of AXA were owned by Midi Participations, a French holding company ("Midi"). The shares of Midi were, in turn, owned 61.4% (representing 62.5% of the voting power) by Finaxa, a French holding company, and 38.6% (representing 37.5% of the voting power) by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 30.8%, representing 33.1% of the voting power). As of March 1, 1996, 61.1% of the voting shares (representing 73.4% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.7% of the voting shares representing 40.4% of the voting power), and 25.5% of the voting shares of Finaxa (representing 16% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares owned by Midi, as of March 1, 1996, the Mutuelles AXA directly or indirectly owned 51% of the issued ordinary shares (representing 64.7% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA, Midi and Finaxa.

    Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1994, 1995 and 1996 the Adviser received from the Fund, advisory fees of $9,200,580, $10,057,300 and $14,176,991, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $139,000, $151,500 and $163,000, respectively, for such services for the fiscal years ended June 30, 1994, 1995 and 1996.

    The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be approved in advance by the Trustees. For the fiscal years ended June 30, 1994, 1995 and 1996, the Fund reimbursed such broker-dealers a total of $803,149, $1,406,467 and $1,611,378, respectively.

    The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1997 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 3, 1996.

    The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

    Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser. Pursuant to the Plan, the Fund pays to the Distributor a Rule 12b-1 distribution services fee which may not exceed an annual rate of .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.

    Payments under the Agreement are used in their entirety for
(i) payments to broker-dealers and other financial intermediaries, including the Distributor, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 1996, the Fund made payments to the Adviser for expenditures, under the Agreement in amounts aggregating $7,023,265 which constituted .24 of 1% of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $8,477,211. Of the $15,500,476 paid by the Adviser and the Fund under the Agreement, $99,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders; and $15,401,476 was paid to broker-dealers and other financial intermediaries for distribution assistance.

    The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

    The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

    The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 1997 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 3, 1996. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

    All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

    The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to
 .75% and .25%, respectively, of average annual net assets.



                PURCHASE AND REDEMPTION OF SHARES


    Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts - New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

                   ABA 0110 0002-8
                   State Street Bank and Trust Company
                   Boston, MA  02101
                   Alliance Government Reserves
                   DDA 9903-279-9

                   Your account name as registered with the Fund
                   Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

                   Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Government Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Government Reserves," to Alliance Fund
    Services, Inc. as in A(3) above.

    Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements.
For added identification, place your Fund account number on the check or draft.

Investments Made by Check

    Money transmitted by a check drawn on a member of the Federal
Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund.
Checks drawn on banks which are not members of the Federal
Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

    PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

    If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

    During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Check-Writing

         With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form.
    If you wish to establish this check-writing service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the check-writing service, except that State Street Bank will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order.

The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

                     ADDITIONAL INFORMATION


    Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. New York time for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

    Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

    Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

    Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.

    Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at (800) 221-5672.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

    Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

    The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

    A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.



        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE


    All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

    The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than one year which maturities may extend to 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.


                              TAXES


    The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

    For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.



                       GENERAL INFORMATION


    Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

    The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's parent, or any subsidiary or affiliate of the parent. During the fiscal years ended June 30, 1994, 1995 and 1996, the Fund paid no brokerage commissions.

    Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Trustees and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

    At October 16, 1996, there were 3,420,616,539 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 16, 1996:

Name and Address                   No. of Shares        % of Fund

Robert W. Baird & Co, as Agent,    185,401,330.7        5.42%
Omnibus A/C for Exclusive
  Benefit of Customers
First Wisconsin Building
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202-5302

    Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

    Auditors. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York,
New York, independent auditors for the Fund.

    Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

effective yield = [(base period return + 1)365/7] - 1

    The Fund's yield for the seven-day period ended June 30, 1996, after expense reimbursement, was 4.38% which is the equivalent of a 4.48% compounded effective yield. Absent such reimbursement, the annualized yield for such period would have been 4.29%, equivalent to an effective yield of 4.38%. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.

    Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.














































                               26
00250083.AC6

                            APPENDIX


A-1+, A-1 and Prime-1 Commercial Paper Ratings

    "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime." Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

    Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.





                               A-1
00250083/AC6

STATEMENT OF NET ASSETS
JUNE 30, 1996                                      ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY+                              YIELD          VALUE
------------------------------------------------------------------------
           U.S. GOVERNMENT AND AGENCIES-98.2%
           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION-32.4%
$ 50,000   10/30/96                                4.91%  $   49,174,847
  21,010   7/12/96                                 5.00       20,977,901
  25,000   7/24/96                                 5.19       24,917,104
  25,000   7/12/96                                 5.20       24,960,278
   7,000   7/23/96                                 5.20        6,977,755
  34,000   7/30/96                                 5.20       33,857,578
 100,000   8/23/96                                 5.21       99,232,972
  36,000   7/18/96                                 5.22       35,911,260
  97,000   7/10/96                                 5.25       96,872,688
  22,800   8/06/96                                 5.25       22,680,414
  50,000   8/08/96                                 5.25       49,722,917
   6,000   7/30/96                                 5.26        5,974,577
  20,000   9/12/96                                 5.27       19,786,475
  25,000   5.27%, 7/05/96 FRN                      5.36       24,999,811
  50,000   5.28%, 10/01/96 FRN                     5.33       49,993,868
  25,000   5.30%, 12/26/96                         5.30       24,991,732
  81,000   5.40%, 4/04/97 FRN                      5.50       80,971,231
  10,000   5.41%, 9/27/96 FRN                      5.41       10,000,000
  12,000   5.41%, 10/04/96 FRN                     5.43       11,998,385
  90,000   5.45%, 10/15/96 FRN                     5.52       89,981,853
  50,000   5.55%, 6/11/97 FRN                      5.60       49,977,112
  79,500   5.56%, 10/15/97 FRN                     5.57       79,513,075
  50,000   5.62%, 7/02/96                          5.62       50,000,617
  20,000   5.64%, 10/02/96                         5.85       19,989,531
  40,000   5.76%, 9/03/96                          5.76       40,019,686
  15,000   8.00%, 7/10/96                          5.31       15,009,346
                                                          --------------
                                                           1,038,493,013

           FEDERAL HOME LOAN MORTGAGE CORP.-16.5%
  25,000   7/03/96                                 5.20       24,992,778
  10,000   8/21/96                                 5.20        9,926,333
  11,432   8/12/96                                 5.24       11,362,112
  25,000   7/10/96                                 5.25       24,967,219
  25,000   8/13/96                                 5.25       24,843,229
  79,900   7/15/96                                 5.27       79,736,249
 105,588   7/18/96                                 5.28      105,324,734
  24,266   7/19/96                                 5.28       24,201,938
 115,849   7/22/96                                 5.28      115,492,185
   9,000   7/22/96                                 5.29        8,972,228
  25,000   9/17/96                                 5.34       24,710,750
  73,100   7/01/96                                 5.52       73,100,000
                                                          --------------
                                                             527,629,755

           FEDERAL FARM CREDIT BANK-15.5%
  10,725   7/15/96                                 5.29%      10,702,936
  25,000   4.95%, 3/03/97                          5.00       24,990,242
  40,000   5.30%, 8/01/96                          5.26       39,997,368
  53,000   5.36%, 9/03/96 FRN                      5.36       53,000,000
  50,000   5.37%, 5/20/97 FRN                      5.49       49,948,364
  80,000   5.38%, 6/01/98 FRN                      5.40       79,971,539
 150,000   5.50%, 6/26/97 FRN                      5.65      149,928,986
  14,000   5.60%, 7/01/96                          5.60       14,000,000
  75,000   5.71%, 5/01/98 FRN                      5.71       75,000,000
                                                          --------------
                                                             497,539,435

           FEDERAL HOME LOAN BANK-15.3%
  20,000   7/19/96                                 5.00       19,950,000
  15,400   10/23/96                                5.19       15,146,901
  20,000   10/16/96                                5.21       19,690,294
  25,000   11/05/96                                5.22       24,539,625
  15,000   11/12/96                                5.25       14,706,875
   5,300   7/19/96                                 5.46        5,285,531
  69,000   7/01/96                                 5.52       69,000,000
  25,000   4.86%, 2/07/97                          4.95       24,984,603
  25,000   5.03%, 2/21/97                          5.04       24,998,395
  25,000   5.09%, 2/13/97                          5.10       24,998,449
  47,500   5.21%, 8/05/96 FRN                      5.42       47,493,605
  30,000   5.27%, 11/13/96 FRN                     5.34       29,992,488
  27,000   5.29%, 2/06/97                          5.31       26,997,566
  45,000   5.30%, 10/16/96 FRN                     5.43       44,983,986
  25,000   5.30%, 3/05/97                          5.30       25,000,000
  50,000   5.32%, 3/27/97 FRN                      5.42       49,965,446
  24,000   5.38%, 3/14/97                          5.63       23,939,402
                                                          --------------
                                                             491,673,166

           STUDENT LOAN MARKETING
           ASSOCIATION-11.5%
  20,000   5.41%, 11/24/97 FRN                     5.43       19,993,442
  94,400   5.45%, 12/20/96 FRN                     5.45       94,400,000
  49,300   5.46%, 4/18/97 FRN                      5.50       49,285,281
 100,000   5.49%, 8/04/97 FRN                      5.49      100,000,000
  32,000   5.54%, 2/17/98 FRN                      5.62       31,959,824
  30,880   5.59%, 11/20/97 FRN                     5.56       30,891,385
   8,300   5.59%, 1/21/98 FRN                      5.62        8,296,283
  20,000   5.69%, 8/22/96 FRN                      5.59       20,000,933
  15,000   6.13%, 6/30/97 FRN                      5.90       15,008,596
                                                             369,835,744


1



STATEMENT OF NET ASSETS (CONTINUED)                ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY+                              YIELD          VALUE
------------------------------------------------------------------------
           U.S. TREASURY NOTES-6.0%
$ 25,000   6.13%, 5/31/97                          5.69%  $   25,092,251
  10,000   6.50%, 9/30/96                          5.09       10,033,728
  22,000   6.50%, 5/15/97                          5.68       22,153,372
  50,000   6.63%, 3/31/97                          5.14       50,502,831
  20,000   6.75%, 5/31/97                          5.77       20,167,649
  25,000   6.88%, 3/31/97                          5.48       25,251,248
  40,000   7.50%, 1/31/97                     5.09-5.12       40,531,826
                                                          --------------
                                                             193,732,905

           U.S. TREASURY BILL-0.8%
  25,000   3/06/97                                 4.98       24,142,390

           AGENCY FOR INTERNATIONAL
           DEVELOPMENT HOUSING-0.2%
   4,998   5.90%, 1/01/97 FRN                      5.90        4,998,202

           OVERSEAS PRIVATE INVESTMENT CORP.-0.0%
   1,250   5.94%, 6/10/97 FRN                      5.94        1,250,000

           Total U.S. Government and Agencies
           (amortized cost $3,149,294,610)                 3,149,294,610

           REPURCHASE AGREEMENT-0.8%
           Morgan Stanley Group, Inc.
  25,000   5.15%, dated 6/28/96, due 7/01/96
           in the amount of $25,010,729 (cost
           $25,000,000; collateralized by
           $24,215,000, U.S. Treasury 7.5%,
           11/15/01, value $26,150,255)
           (amortized cost $25,000,000)            5.15%      25,000,000

           TOTAL INVESTMENTS-99.0%
           (amortized cost $3,174,294,610)                 3,174,294,610
           Other assets less liabilities-1.0%                 30,724,515

           NET ASSETS-100%
           (offering and redemption price
           of $1.00 per share; 3,205,936,475
           shares outstanding)                            $3,205,019,125


+ All securities either mature or their interest rate changes in one year or less.

Glossary:
FRN - Floating Rate Note

See notes to financial statements.


2



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1996                           ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $164,742,651

EXPENSES
  Advisory fee (Note B)                             $14,176,991
  Distribution assistance and administrative
    service (Note C)                                  9,126,005
  Transfer agency (Note B)                            4,877,711
  Registration fees                                     746,678
  Custodian fees                                        385,833
  Printing                                              293,941
  Audit and legal fees                                   54,042
  Trustees' fees                                         15,140
  Miscellaneous                                          58,529
  Total expenses                                     29,734,870
  Less: fee waiver                                     (328,362)
                                                                     29,406,508
  Net investment income                                             135,336,143

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                       20,063

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $135,356,206



STATEMENTS OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 JUNE 30,1996     JUNE 30,1995
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                        $  135,336,143      $96,532,096
  Net realized gain (loss) on investments              20,063         (551,975)
  Net increase in net assets from operations      135,356,206       95,980,121

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                          (135,336,143)     (96,532,096)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                           690,690,859      453,818,535
  Total increase                                  690,710,922      453,266,560

NET ASSETS
  Beginning of year                             2,514,308,203    2,061,041,643
  End of year                                  $3,205,019,125   $2,514,308,203


See notes to financial statements.


3



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1996                                      ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves (the "Portfolio") and Alliance Treasury Reserves. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. GENERAL
Interest income is accrued as earned. Security transactions are recorded on a trade date basis. Security gains and losses are determined on the identified cost basis. It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. No reimbursement was required for the year ended June 30, 1996. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $3,186,714 for the year ended June 30, 1996.

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1996, the distribution fee amounted to $7,351,627 of which $328,362 was waived. In addition, the Portfolio reimbursed certain broker-dealers for administrative costs incurred in connection with providing shareholder services, accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1996, such payments by the Portfolio amounted to $1,774,378 of which $163,000 was paid to the Adviser.


4



                                                   ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1996, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1996 the Portfolio had a capital loss carryforward of $917,350, of which $128,701 expires in 2001, $236,674 expires in 2002 and $551,975 expires in 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1996, capital paid-in aggregated $3,205,936,475. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED        YEAR ENDED
                                               JUNE 30, 1996     JUNE 30, 1995
                                             ----------------   ---------------
Shares sold                                   13,672,251,535     9,487,236,684
Shares issued on reinvestments of dividends      135,336,143        96,532,096
Shares redeemed                              (13,116,896,819)   (9,129,950,245)
Net increase                                     690,690,859       453,818,535


NOTE F: FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.

                                                             YEAR ENDED JUNE 30,
                                             1996      1995      1994      1993      1992
                                          --------  --------  --------  --------  --------
Net asset value, beginning of year         $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0461     .0439     .0244     .0256     .0421
Net realized gain on investments               -0-       -0-       -0-    .0001        -0-
Net increase in net assets from
  operations                                .0461     .0439     .0244     .0257     .0421

LESS: DISTRIBUTIONS
Dividends from net investment income       (.0461)   (.0439)   (.0244)   (.0256)   (.0421)
Distributions from net realized gains          -0-       -0-       -0-   (.0001)       -0-
Total dividends and distributions          (.0461)   (.0439)   (.0244)   (.0257)   (.0421)
Net asset value, end of year               $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

TOTAL RETURNS
Total investment return based on:
  net asset value (a)                        4.72%     4.48%     2.48%     2.60%     4.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(in millions)       $3,205    $2,514    $2,061    $1,783    $1,572
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                           1.00%     1.00%     1.00%     1.00%      .95%
  Expenses, before waivers and
    reimbursements                           1.01%     1.05%     1.04%     1.02%      .97%
  Net investment income (b)                  4.60%     4.42%     2.46%     2.55%     4.17%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b)  Net of expenses reimbursed or waived by the Adviser.


5



INDEPENDENT AUDITOR'S REPORT                       ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE GOVERNMENT RESERVES PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Government Reserves Portfolio as of June 30, 1996 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Government Reserves Portfolio as of June 30, 1996, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGladrey & Pullen, LLP
New York, New York
July 26, 1996


6

(LOGO) (R)                             ALLIANCE TREASURY RESERVES
______________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1996

______________________________________________________________

                        TABLE OF CONTENTS

                                                             Page

         Investment Objectives and Policies . . . . . . . .     2

         Investment Restrictions  . . . . . . . . . . . . .     5

         Management . . . . . . . . . . . . . . . . . . . .     6

         Purchase and Redemption of Shares  . . . . . . . .    16

         Additional Information . . . . . . . . . . . . . .    19

         Daily Dividends-Determination of Net Asset Value .    22

         Taxes  . . . . . . . . . . . . . . . . . . . . . .    23

         General Information  . . . . . . . . . . . . . . .    24

         Appendix-Commercial Paper and Bond Ratings . . . .   A-1

         Financial Statements . . . . . . . . . . . . . . .   F-1

         Independent Auditor's Report . . . . . . . . . . .

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1996. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
______________________________________________________________

         The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

         1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S. Treasury.

         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.7 Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the
____________________

7.  As used throughout the Prospectus and Statement of Additional
    Information, the term "assets" shall refer to the Fund's total assets.

underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis -that is, delivery and payment for the securities take place after the transaction date, normally within ten days (the Fund will not make any such commitments of more than thirty days). The payment amount and the interest rate that will be received on the securities are fixed on the transaction date.
The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account, cash, U.S. Government or other appropriate high-grade debt obligations of the Fund having value equal to or greater than such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended, (the "Act") and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

         Rule 2a-7 under the Act.  The Fund will comply with Rule
2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

______________________________________________________________

                     INVESTMENT RESTRICTIONS
______________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less.

         The Fund:

         1. May not purchase any security which has a remaining maturity of more than 397 days from the date of the Fund's purchase;

         2. May not purchase securities other than marketable obligations of the United States Treasury, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's net assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller8 if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5.   May not pledge, hypothecate or in any manner
transfer, as security for indebtedness, any securities owned or
____________________

8. Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

______________________________________________________________

                           MANAGEMENT
______________________________________________________________

Trustees and Officers

         The Trustees and principal officers of the Trust and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is affiliated as such with one or more of the other registered investment companies that are advised by Alliance Capital Management L.P. (the "Adviser").

Trustees

         DAVE H. WILLIAMS, 64,9 Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC"),10 sole general partner of the Adviser with which he has been associated since prior to 1991.

         JOHN D. CARIFA, 51,11  is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1991.

         SAM Y. CROSS, 69, was, since prior to December 1991, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 58, is President of Middleton Place Foundation with which he has been associated since prior to 1991. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 64, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, CT 06831.

         ELIZABETH J. McCORMACK, 74, is an Associate of Rockefeller Family and Associates (philanthropic organization) and has been since prior to 1991. She is a Director of Philip Morris, Inc., Champion International Corporation and The American Savings Bank. She is a Trustee of Hamilton College, and a Member of the Board of Overseers Managers of Swarthmore College and the Memorial Sloan-Kettering Cancer Center. Her address is 30 Rockefeller Plaza, New York, New York 10112.


____________________

9.  An "interested person" of the Fund as defined in the Act.

10. For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

11. An "interested person" of the Fund as defined in the Act.

         DAVID K. STORRS, 52, is an independent consultant. He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1991. His address is 65 South Gate Lane,
Southport, Connecticut 06490.

         SHELBY WHITE, 58, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 58, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1991.

         JOHN R. BONCZEK - Senior Vice President, 36, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         KATHLEEN A. CORBET - Senior Vice President, 36, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1991.

         ROBERT I. KURZWEIL - Senior Vice President, 45, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1991.

         WAYNE D. LYSKI - Senior Vice President, 55, is an
Executive Vice President of ACMC with which he has been associated since prior to 1991.

         PATRICIA NETTER - Senior Vice President, 45, is a Vice
President of ACMC with which she has been associated since prior to 1991.

         RONALD R. VALEGGIA - Senior Vice President, 49, is a
Senior Vice President of ACMC with which he has been associated since prior to 1991.

         DREW BIEGEL - Vice President, 45, is a Vice President of
ACMC which he has been associated with since prior to 1991.

         JOHN F. CHIODI, Jr. - Vice President, 30, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         DORIS T. CILIBERTI - Vice President, 32, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1991.

         WILLIAM J. FAGAN - Vice President, 34, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1991.

         JOSEPH R. LASPINA - Vice President, 36, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1991.

         LINDA D. NEIL - Vice President, 36, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1991.

         RAYMOND J. PAPERA - Vice President, 40, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         PAMELA F. RICHARDSON - Vice President, 43, is a Vice
President of ACMC with which she has been associated since prior to 1991.

         EDMUND P. BERGAN, Jr. - Secretary, 46, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1991.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
46, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") and AFD with which he has been associated since prior to 1991.

         JOSEPH J. MANTINEO - Controller, 37, is a Vice President of AFS with which he has been associated since prior to 1991.

         As of October 16, 1996, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1996, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund

Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                Total Number
                                  Total         of Funds in the
                                  Compensation  Alliance Fund
                                  from the      Complex Including
                                  Alliance      the Fund, as to
                    Aggregate     Fund Complex, which the Trustee
Name of Trustee     Compensation  Including     is a Director
of the Fund         from the Fund the Fund      or Trustee

Dave H. Williams       $-0-         $-0-             6
John D. Carifa         $-0-         $-0-            50
Sam Y. Cross           $1,641       $ 14,250         3
Charles H.P. Duell     $1,641       $ 14,250         3
William H. Foulk, Jr.  $3,000       $143,500        31
Elizabeth J. McCormack $1,266       $ 12,000         3
David K. Storrs        $1,641       $ 12,000         3
Shelby White           $1,641       $ 13,500         3

The Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of September 30, 1996, 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising more than 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States

("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the Fund.

         As of March 1, 1996, AXA and its subsidiaries owned approximately 63.9% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in the Asia Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia Pacific area. Based on information provided by AXA, as of March 1, 1996, 42.1% of the issued ordinary shares (representing 53.4% of the voting power) of AXA were owned by Midi Participations, a French holding company ("Midi"). The shares of Midi were, in turn, owned 61.4% (representing 62.5% of the voting power) by Finaxa, a French holding company, and 38.6% (representing 37.5% of the voting power) by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 30.8%, representing 33.1% of the voting power). As of March 1, 1996, 61.1% of the voting shares (representing 73.4% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.7% of the voting shares representing 40.4% of the voting power), and 25.5% of the voting shares of Finaxa (representing 16% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares owned by Midi, as of March 1, 1996, the Mutuelles AXA directly or indirectly owned 51% of the issued ordinary shares (representing 64.7% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA, Midi and Finaxa.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio from September 1, 1993 (commencement of operations) through February 14, 1994 for all expenses, from February 15, 1994 through April 14, 1994 for expenses exceeding .20 of 1% of its average daily net assets, from April 18, 1994 to July 14, 1994 for expenses exceeding .40 of 1% of its average daily net assets, from July 15, 1994 to March 8, 1995 for expenses exceeding .60 of 1% of its average daily net assets, from March 9, 1995 to March 26, 1995 for expenses exceeding .70 of 1% of its average daily net assets, from March 27, 1995 to April 25, 1996 for expenses exceeding .80 of 1% of its average daily net assets and from April 26, 1996 to June 30, 1996 for expenses exceeding .85 of 1% of its average daily net assets. Accordingly, for the fiscal periods ended June 30, 1994, 1995 and 1996, the Adviser received from the Fund advisory fees of $0, $1,044,322 and $2,681,355, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the ale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $119,000 and $127,000 for such services for the fiscal years ended June 30,

1995 and 1996, respectively.  For the period September 1, 1993
(commencement of operations) through June 30, 1994, no payments were made by the Portfolio for such services.

         The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be approved in advance by the Trustees. For the years ended June 30, 1995 and 1996, the Fund reimbursed such broker-dealers a total of $52,438 and $111,603, respectively. For the period September 1, 1993 (commencement of operations) through June 30, 1994, the Fund made no such reimbursements.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1997 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 3, 1996.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange
Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares. Pursuant to such rule the Fund has adopted a Distribution Services Agreement (the "Agreement") with

Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser under which the Fund makes payments each month to the Adviser in an amount that will not exceed, on an annualized basis, of .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. For the year ended June 30, 1996, the Fund made payments to the Adviser for expenditures under the Agreement in amounts aggregating $55,396 which constituted .01% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $2,582,143. Of the $2,637,539 paid by the Adviser and the Fund under the Agreement, $50,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders; and $2,587,539 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative, accounting and other services provided by broker-dealers, depository institutions and other financial intermediaries may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative, accounting and other services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office. The Agreement was initially approved for the Fund by the Trustees at a meeting held on June 14, 1993. Continuance of the Agreement until June 30, 1997 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 3, 1996. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Adviser and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

         Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1)   Telephone the Fund toll-free at (800) 824-1916.
              The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

                   ABA 0110 0002-8
                   State Street Bank and Trust Company
                   DDA 9903-279-9
                   Attention:  Mutual Funds Division
                   Alliance Treasury Reserves

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

                   Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Treasury Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Treasury Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. via orders given to Alliance Fund Services, Inc. by telephone toll-free
    (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon, we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Check-Writing

         With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form.
    If you wish to establish this check-writing service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the check-writing service, except that State Street Bank will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order.

The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any i5time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

______________________________________________________________

                     ADDITIONAL INFORMATION
______________________________________________________________


         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself with the deadlines set by his institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. New York time for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United

States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any day the New York Stock Exchange is open for trading; however, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders.
The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

______________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days and invests only in eligible securities. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the

Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or
(3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

______________________________________________________________

                              TAXES
______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund intends to distribute all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

______________________________________________________________

                       GENERAL INFORMATION
______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Trust, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there may be a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's parent, or any subsidiary or affiliate of the parent. During the period September 1, 1993 (commencement of operations) through June 30, 1994 and for the fiscal years ended June 30, 1995 and 1996, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Trust, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate series. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Trust, are set forth in Section 16(c) of the Act.

         At October 16, 1996, there were 718,472,250 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund there were no persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 16, 1996.

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Fund.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market

Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

    effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1996, after expense reimbursement, was 4.37% which is the equivalent of a 4.47% compounded effective yield. Absent such reimbursement, the annualized yield for such period would have been 4.19%, equivalent to an effective yield of 4.28%. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.

    Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

______________________________________________________________

                            APPENDIX
______________________________________________________________

A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime." Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long-term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.





                               A-1
00250083.AC6

STATEMENT OF NET ASSETS
JUNE 30, 1996                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS-71.1%
           U.S. TREASURY NOTES-52.4%
$ 10,000   4.75%, 2/15/97                          5.39%    $  9,955,416
  57,000   6.13%, 7/31/96                     4.82-5.20       57,050,018
  65,000   6.50%, 9/30/96                     5.02-5.23       65,187,012
  60,000   6.88%, 10/31/96                    5.23-5.25       60,286,023
  10,000   6.88%, 2/28/97                          5.38       10,094,531
 115,000   7.25%, 8/31/96                     5.14-5.24      115,303,898
   6,000   7.50%, 1/31/97                          5.13        6,079,596
  10,000   7.88%, 7/15/96                          4.95       10,010,739
  33,000   7.88%, 7/31/96                          5.20       33,067,350
                                                            ------------
                                                             367,034,583

           U.S. TREASURY BILLS-18.7%
  25,000   7/25/96                                 4.71       24,921,500
  33,000   8/01/96                                 4.96       32,859,053
  50,000   8/22/96                                 5.00       49,638,889
  20,000   8/29/96                                 5.04       19,834,800
   3,500   9/19/96                                 5.09        3,460,400
                                                            ------------
                                                             130,714,642

           Total U.S. Government Obligations
           (amortized cost $497,749,225)                     497,749,225

           REPURCHASE AGREEMENTS-27.4%
           BANKERS TRUST REPO
  32,000   5.15%, dated 6/27/96, due
           7/01/96 in the amount of
           $32,018,311 (cost $32,000,000;
           collateralized by $33,460,000
           U.S. Treasury Bills, 12/12/96,
           value $32,667,333)                      5.15       32,000,000

           GOLDMAN SACHS & CO.
  32,000   5.26%, dated 6/27/96, due
           7/11/96 in the amount of
           $32,065,458 (cost $32,000,000;
           collateralized by $29,645,000
           U.S. Treasury Bond, 8.00%,
           11/15/21, value $32,958,715)            5.26       32,000,000

           J.P. MORGAN & CO.
  32,000   5.26%, dated 6/27/96, due
           7/02/96 in the amount of
           $32,023,378 (cost $32,000,000;
           collateralized by $32,559,000
           U.S. Treasury Note, 5.625%,
           10/31/97, value $32,709,851)            5.26%      32,000,000

           MERRILL LYNCH REPO
  32,000   5.15%, dated 6/27/96, due
           7/01/96 in the amount of
           $32,018,311 (cost $32,000,000;
           collateralized by $33,480,000
           U.S. Treasury Bills, 12/12/96,
           value $32,686,859)                      5.15       32,000,000

           MORGAN STANLEY REPO
  32,000   5.28%, dated 6/27/96, due
           7/02/96 in the amount of
           $32,023,467 (cost $32,000,000;
           collateralized by $28,780,000
           U.S. Treasury Bond, 8.125%,
           8/15/21, value $33,001,281)             5.28       32,000,000

           STATE STREET BANK AND TRUST CO.
  32,000   5.10%, dated 6/28/96, due
           7/01/96 in the amount of
           $32,013,600 (cost $32,000,000;
           collateralized by $31,830,000
           U.S. Treasury Bond, 7.125%,
           2/15/23, value $32,978,216)             5.10       32,000,000

           Total Repurchase Agreements
           (amortized cost $192,000,000)                     192,000,000

           TOTAL INVESTMENTS-98.5%
           (amortized cost $689,749,225)                     689,749,225
           Other assets less liabilities-1.5%                 10,808,432

           NET ASSETS-100%
           (offering and redemption price
           of $1.00 per share; 700,558,552
           shares outstanding)                              $700,557,657


See notes to financial statements.


1



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1996                             ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $29,253,913

EXPENSES
  Advisory fee (Note B)                             $ 2,681,355
  Distribution assistance and administrative
    service (Note C)                                  1,579,280
  Transfer agency (Note B)                              813,781
  Registration expense                                  235,572
  Custodian fees                                        140,184
  Printing                                               97,179
  Audit and legal fees                                   43,109
  Trustees' fees                                         11,521
  Amortization of organization expense                    9,150
  Miscellaneous                                          19,713
  Total expenses                                      5,630,844
  Less: fee waiver                                   (1,285,281)
                                                                     4,345,563
  Net investment income                                             24,908,350

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                       3,652

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $24,912,002



STATEMENTS OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                   JUNE 30,1996   JUNE 30,1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 24,908,350   $ 13,260,896
  Net realized gain (loss) on investments                 3,652         (1,959)
  Net increase in net assets from operations         24,912,002     13,258,937

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (24,908,350)   (13,260,896)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                             206,852,122    412,984,016
  Total increase                                    206,855,774    412,982,057

NET ASSETS
  Beginning of year                                 493,701,883     80,719,826
  End of year                                      $700,557,657   $493,701,883


See notes to financial statements.


2



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1996                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves and Alliance Treasury Reserves (the "Portfolio"). Each portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES
The organization expenses of the Portfolio are being amortized against income on a straight-line basis through September, 1998.

3. TAXES
It is the Portfolio's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

5. GENERAL
Interest income is accrued as earned. Security transactions are recorded on a trade date basis. Security gains and losses are determined on the identified cost basis. It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion.

The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio from July 1, 1995 to April 25, 1996 for expenses exceeding .80 of 1% of its average daily net assets and from April 26, 1996 to June 30, 1996 for expenses exceeding .85 of 1% of its average daily net assets. No reimbursement was required for the year ended June 30, 1996. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $356,606 for the year ended June 30, 1996.


3



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1996, the distribution fee amounted to $1,340,677 of which $1,285,281 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1996, such payments by the Portfolio amounted to $238,603 of which $127,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1996, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1996, the Portfolio had a capital loss carryforward of $895 which expires in 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1996, capital paid-in aggregated $700,558,552. Transactions, all at $1.00 per share, were as follows:

                                                  YEAR ENDED       YEAR ENDED
                                                JUNE 30, 1996    JUNE 30, 1995
                                               ---------------  ---------------
Shares sold                                     3,173,100,216    2,037,450,750
Shares issued on reinvestments of dividends        24,908,350       13,260,896
Shares redeemed                                (2,991,156,444)  (1,637,727,630)
Net increase                                      206,852,122      412,984,016


4



                                                     ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE F: FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period.


                                                                SEPTEMBER 1,
                                          YEAR ENDED JUNE 30,    1993(A)
                                         ---------------------    THROUGH
                                            1996        1995    JUNE 30,1994
                                         ---------   ---------  ------------
Net asset value, beginning of period        $1.00       $1.00      $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0466       .0460      .0260

LESS: DISTRIBUTIONS
Dividends from net investment income       (.0466)     (.0460)    (.0260)
Net asset value, end of period              $1.00       $1.00      $1.00

TOTAL RETURNS
Total investment return based on:
  net asset value (b)                        4.77%       4.71%      3.18%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(in thousands)  $700,558    $493,702    $80,720
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                            .81%        .69%       .28%(c)
  Expenses, before waivers and
    reimbursements                           1.05%       1.05%      1.28%(c)
  Net investment income (d)                  4.64%       4.86%      3.24%(c)


(a)  Commencement of operations.

(b) Total investment return in calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption in the last day of the period.

(c)  Annualized.

(d)  Net of expenses reimbursed or waived by the Adviser.


5



INDEPENDENT AUDITOR'S REPORT                         ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE TREASURY RESERVES PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Treasury Reserves Portfolio as of June 30, 1996 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Treasury Reserves Portfolio as of June 30, 1996, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 26, 1996